Exhibit 10.1

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of November 21, 2012, is by and among EuroSite Power Inc., a Delaware corporation (the “Company”), and the subscriber identified on the signature page hereto (the “Subscriber”).

WHEREAS, the Company and the Subscriber are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(a)(2), Section 4(a)(5) and/or Regulation D (“Reg. D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscriber, as provided herein, and the Subscriber shall purchase, in the aggregate, at the Closing (as defined below), $____________ (the “Purchase Price”) of units (the “Units”), at a price of $1.00 per unit (“Per Unit Purchase Price”), with each unit consisting of one share of Company's Common Stock, $.001 par value per share (the “Shares”) and a warrant to purchase one share of the Company's Common Stock, at an exercise price of $1.00 per share, in substantially the form attached hereto as Exhibit A (the “Warrants”). The Shares and the Warrants are immediately separable.

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and the Subscriber hereby agree as follows:

1.    Purchase and Sale of Units. Subject to the satisfaction (or waiver) of the conditions to Closing set forth in this Agreement, at the Closing, the Subscriber shall purchase Units for the Purchase Price indicated on the Subscriber's signature page hereto (the “Subscriber's Purchase Price”), and the Company shall sell such Units to the Subscriber.

2.    Closing; Deliveries Etc.

(a)     Closing. The consummation of the transactions contemplated herein (the “Closing”) shall take place remotely via the electronic exchange of documents and signatures, at 10:00 a.m., Eastern U.S. Time, on or before November 21, 2012 (the “Closing Date”), provided that the conditions to Closing set forth herein have been satisfied or waived.

(b)    Company's Deliveries. At the Closing, the Company shall deliver or cause to be delivered to the Subscriber (i) a copy of duly executed irrevocable instructions, in customary form, to the Company's transfer agent instructing the transfer agent to deliver, on an expedited basis, a certificate evidencing a number of Shares equal to the Subscriber's Purchase Price divided by the Per Unit Purchase Price, registered in the name of the Subscriber, and (ii) a Warrant to purchase the number of shares of the Company's Common Stock equal to the Subscriber's Purchase Price divided by the Per Unit Purchase Price.

(c)    Subscriber's Deliveries. At the Closing, the Subscriber shall deliver or cause to be delivered to the Company the Subscriber's Purchase Price by wire transfer to an account specified in writing by the Company prior to the Closing.

(d)    Subscriber's Closing Conditions. The obligation of the Subscriber to consummate the transactions contemplated by this Agreement at the Closing shall be subject to the satisfaction, prior to or at the Closing, of the following conditions: (i) the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date as though such warranties and representations were made at and as of such date; (ii) the Company shall have performed and complied in all material respects with all agreements, covenants and conditions contained in this Agreement which are required to be performed or complied with by the Company prior to or at the Closing; and (iii) there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as herein provided.

(e)    Company's Closing Conditions. The obligation of the Company to consummate the transactions contemplated by this Agreement at the Closing, shall be subject, in the absence of a written waiver by the Company, to the satisfaction, prior or at the Closing, of the following conditions: (i) the representations and warranties of the Subscriber contained in this Agreement shall be true on and as of the Closing Date in all material respects as though such warranties and representations were made at and as of such date; (ii) the Subscriber shall have performed and complied in all material respects with all agreements, covenants and conditions contained in this Agreement which are required to be performed or complied with by it prior to or at the Closing; and (iii) there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as herein provided.

3.    Subscriber's Representations and Warranties. The Subscriber hereby represents and warrants to and agrees with the Company that:

(a)    Information on Company. The Subscriber has been furnished with or has had access at the EDGAR website of the SEC to the Company's Form 10-K for the year ended December 31, 2011, and all filings subsequently made by the Company with the SEC (hereinafter referred to collectively as the “Reports”). In addition, the Subscriber has received in writing from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested in writing and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Units.

(b)    Information on Subscriber. The Subscriber was at the time it was offered the Units, is on the date hereof and will be on the Closing Date an “accredited investor”, as such term is defined in Reg. D promulgated by the SEC under the Securities Act, is experienced in investments and business matters, has made investments of a speculative or high risk nature and has purchased securities of publicly-owned companies in private placements in the past and, together with its representatives and/or trustee, as applicable, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase. The Subscriber has the authority and is duly and legally qualified to purchase and own the Units. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate. The Subscriber was not formed for the specific purpose of acquiring the Units and is not a registered broker-dealer or an affiliate of a registered broker-dealer.

(c)    Purchase for Investment. On the Closing Date, the Subscriber will purchase the Units as principal for its own account for investment and not with a view to any sale of other transfer thereof in contravention of the Securities Act.

(d)    Compliance with the Securities Act. The Subscriber understands and agrees that the Units have not been registered under the Securities Act or any applicable state securities laws by reason of their issuance in a transaction that does not require registration under the Securities Act (based in part on the accuracy of the representations and warranties of the Subscriber contained herein), and that such Units must be held indefinitely unless a subsequent disposition is registered under the Securities Act or any applicable state securities laws or is exempt from such registration.

(e)    Restrictive Legend. The Shares may bear a customary restrictive Securities Act legend in the form specified by the Company.

(f)    Communication of Offer. The Subscriber represents that (i) the Subscriber was contacted regarding the sale of the Units by the Company (or an authorized agent or representative thereof) with whom the Subscriber had a prior substantial pre-existing relationship, (ii) no Units were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising, and (iii) the Subscriber has not become interested in this offering as a result of any registration statement of the Company filed with the SEC or any other securities agency or regulator.

(g)    Organization; Authority; Enforceability. The Subscriber, if an entity, is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization (if such “good standing” concept is recognized in such jurisdiction) with full right, corporate, partnership or trust power and authority to enter into and to consummate the transactions contemplated by this Agreement. This Agreement and other agreements delivered together with this Agreement or in connection herewith, including but not limited to the Warrant, have been duly authorized, executed and delivered by the Subscriber and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and the Subscriber has full corporate, partnership, trust or similar power and authority necessary to enter into this Agreement and such other agreements and to perform its obligations hereunder and under all other agreements entered into by the Subscriber relating hereto.

(h)    Correctness of Representations. The Subscriber represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless the Subscriber otherwise notifies the Company prior to the Closing, shall be true and correct as of the Closing Date.

(i)    Survival. The foregoing representations and warranties shall survive the Closing Date for three years.

(j)    Restriction on Short Sales. The Subscriber agrees that, to the extent required by law, it will not enter into or affect any short sale or other hedging transaction with respect to the Company's Common Stock.

(k)    Disclosure. The Subscriber acknowledges and agrees that the Company does not make nor has made any representations or warranties with respect to the Units or the transactions contemplated hereby other than those specifically set forth in Section 4 hereof.

4.    Company Representations and Warranties. The Company represents and warrants to and agrees with the Subscriber that on the date hereof:

(a)    Due Incorporation. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to carry on its business as now being conducted.

(b)    Outstanding Stock. All issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

(c)    Authority; Enforceability. The Company has full corporate power and authority necessary to enter into and deliver this Agreement and to perform its obligations thereunder. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

(d)    Consents. No consent, approval, authorization or order of any court or governmental agency or body having jurisdiction over the Company is required for the execution by the Company of this Agreement and compliance and performance by the Company of its obligations hereunder, including, without limitation, the issuance and sale of the Units.

(e)    No Violation or Conflict. Assuming the representations and warranties of the Subscriber in Section 3 are true and correct, neither the issuance and sale of the Units nor the performance of the Company's obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company, including but not limited to the Warrant, will:

(i)    violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the certificate of incorporation of the Company, (B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court or governmental agency or body having jurisdiction over the Company or over the properties or assets of the Company, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company is a party, by which the Company is bound, or to which any of the properties of the Company is subject, or (D) the terms of any “lock-up” or similar provision of any underwriting or similar agreement to which the Company is a party except the violation, conflict, breach, or default of which would not have a material adverse effect on the business, operations or financial condition of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”);

(ii)    result in the activation of any anti-dilution rights or a reset or repricing of any debt or security instrument of any other creditor or equity holder of the Company, nor result in the acceleration of the due date of any borrowing of the Company; or

(iii)    result in the activation of any piggy-back registration rights of any person or entity holding securities of the Company or having the right to receive securities of the Company;

(f)    The Shares. The Shares upon issuance in accordance with the terms of this Agreement:

(i)    are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the Securities Act and any applicable state securities laws;

(ii)        will be duly and validly authorized, and on the date of issuance of the Shares, the Shares will be duly and validly issued, fully paid and nonassessable; and

(iii)    will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company.

(g)    Litigation. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company that would affect the execution by the Company or the performance by the Company of its obligations under this Agreement, and all other agreements entered into by the Company relating hereto. Except as disclosed in the Reports, there is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court or governmental agency or body, which litigation if adversely determined could have a Material Adverse Effect.

(h)    Reporting Company. The Company is a publicly-held company subject to reporting obligations pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and its shares of Common Stock are registered pursuant to Section 12(g) of the Exchange Act. The Company has filed all reports and other materials required to be filed under the Exchange Act during the preceding twelve months.

(i)    Information Concerning the Company. The Reports contain all material information relating to the Company and its operations and financial condition as of their respective dates that was required by the Exchange Act to be disclosed therein. Since the date of the financial statements included in the Reports, there has been no Material Adverse Effect not disclosed in the Reports. The Reports, at the time of filing, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made.

(j)    No Integrated Offering. Assuming the accuracy of the Subscriber's representations in Section 3, neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Units pursuant to this Agreement to be integrated with prior offerings by the Company so as to invalidate any exemptions under the Securities Act for the offer and sale of the Units.

(k)    No General Solicitation. Neither the Company, nor any of its affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Reg. D under the Securities Act) in connection with the offer or sale of the Units.

(l)    No Material Undisclosed Events or Circumstances. Since the date of the last Report filed under the Exchange Act, no event or circumstance has occurred or exists with respect to the Company or its business, operations or financial condition, that, under applicable law, rule or regulation, requires the filing of a Report prior to the date hereof that has not been so filed.

(m)    Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscriber prior to the Closing, shall be true and correct in all material respects as of the Closing Date.

(n)    Survival. The foregoing representations and warranties shall survive the Closing Date for a period of three years.

5.    Reg. D Offering. The offer and issuance of the Units to the Subscriber is being made pursuant to the exemption from the registration provisions of the Securities Act afforded by Section 4(a)(2) or Section 4(a)(5) of the Securities Act and/or Rule 506 of Reg. D promulgated thereunder.

6.    Covenants of the Company. The Company covenants and agrees with the Subscriber as follows:

(a)    Exchange Act Filings. The Company shall file a Form 8-K with the SEC disclosing the transactions contemplated by this Agreement within the time period specified therefor by the rules and regulations under the Exchange Act. The Company agrees to file a Form D with respect to the Units as required under Reg. D.

(b)    Reporting Requirements. Until all of the Shares have been resold or transferred by the Subscriber, or, if earlier, two years after the Closing Date, the Company will use commercially reasonable best efforts (i) not to take any action or file any document (whether or not permitted by the Securities Act or the Exchange Act or the rules thereunder) to terminate or suspend the registration of the shares of the Company's Common Stock under the Exchange Act and (ii) to continue the listing of the shares of the Company's Common stock on the OTCQB or other established trading market.

1.Registration Rights. The Company hereby grants the following registration rights to holders of the Shares.

(a)    Registration Statement.    The Company shall file with the SEC not later than ninety (90) days after the Closing Date a “shelf” registration statement on an appropriate form (the “Registration Statement”) covering the resale of the Shares and shall use its commercially reasonable best efforts to cause the Registration Statement to be declared effective as soon as practicable.

(b)    Registration Procedures. In connection with the Registration Statement, the Company will:

(i)    prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective with respect to the Subscriber until such time as all of the Shares owned by the Subscriber may be resold without restriction under the Securities Act; and

(ii)    immediately notify the Subscriber when the prospectus included in the Registration Statement is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. If the Company notifies the Subscriber to suspend the use of any prospectus until the requisite changes to such prospectus have been made, then the Subscriber shall suspend use of such prospectus. In such event, the Company will use its commercially reasonable efforts to update such prospectus as promptly as is practicable.

(c)    Provision of Documents etc. In connection with the Registration Statement, the Subscriber will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws. The Company may require the Subscriber, upon five business days' notice, to furnish to the Company a certified statement as to, among other things, the number of Shares and the number of other shares of the Company's Common Stock beneficially owned by the Subscriber and the person that has voting and dispositive control over such shares. The Subscriber covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act, if applicable, in connection with sales of the Shares pursuant to the Registration Statement.

(d)    Expenses. All expenses incurred by the Company in complying with this section, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees of transfer agents and registrars are called “Registration Expenses.” All underwriting discounts and selling commissions applicable to the sale of the Shares including any fees and disbursements of any counsel to the Subscriber, are called “Selling Expenses.” The Company will pay all Registration Expenses in connection with the Registration Statement. Selling Expenses in connection with the Registration Statement shall be borne by the Subscriber, as applicable.

(e)    Indemnification and Contribution.

(i)    The Company will, to the extent permitted by law, indemnify and hold harmless the Subscriber, each officer of the Subscriber, each director of the Subscriber, and each other person, if any, who controls the Subscriber within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Subscriber or such other person (a “controlling person”) may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (“Claims”) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement at the time of its effectiveness, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will, subject to the limitations herein, reimburse the Subscriber and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the Company shall not be liable to the Subscriber to the extent that any Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with information furnished by the Subscriber or any such controlling person in writing specifically for use in the Registration Statement or related prospectus, as amended or supplemented.

(ii)    The Subscriber severally but not jointly will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the Securities Act, each underwriter, each officer of the Company who signs the Registration Statement and each director of the Company against all Claims to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such Claims arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Subscriber will be liable hereunder in any such case if and only to the extent that any such Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to the Subscriber, as such, furnished in writing to the Company by the Subscriber specifically for use in the Registration Statement or related prospectus, as amended or supplemented.

(iii)    Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this section and shall only relieve it from any liability which it may have to such indemnified party under this section except and only if and to the extent the indemnifying party is materially prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this section for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. The indemnifying party shall not be liable for any settlement of any such proceeding affected without its written consent, which consent shall not be unreasonably withheld.

(iv)    In order to provide for just and equitable contribution in the event of joint liability under the Securities Act in any case in which either (i) the Subscriber, or any controlling person of the Subscriber, makes a claim for indemnification pursuant to this section but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this section provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Subscriber or controlling person of the Subscriber in circumstances for which indemnification is not provided under this section, then, and in each such case, the Company and the Subscriber will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in a manner that reflects, as near as practicable, the economic effect of the foregoing provisions of this section. Notwithstanding the foregoing, no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

(f)    Delivery of Unlegended Shares.

(i)    Within three business days (such business day, the “Unlegended Shares Delivery Date”) after the business day on which the Company has received (i) a notice Shares have been sold either pursuant to, and in compliance with, the Registration Statement or Rule 144 under the Securities Act and (ii) in the case of sales under Rule 144, customary representation letters of the Subscriber and Subscriber's broker regarding compliance with the requirements of Rule 144, the Company at its expense, (A) shall deliver the Shares so sold without any restrictive legends relating to the Securities Act (the “Unlegended Shares”); and (B) shall cause the transmission of the certificates representing the Unlegended Shares together with a legended certificate representing the balance of the applicable unsold Shares, if any, to the Subscriber at the address specified in the notice of sale, via express courier, by electronic transfer or otherwise on or before the Unlegended Shares Delivery Date. Transfer fees shall be the responsibility of the Subscriber.

(ii)    In lieu of delivering physical certificates representing the Unlegended Shares, if the Company's transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, upon request of the Subscriber, so long as the certificates therefor do not bear a legend and the Subscriber is not obligated to return such certificate for the placement of a legend thereon, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Unlegended Shares by crediting the account of Subscriber's broker with DTC through its Deposit/Withdrawal at Custodian system. Such delivery must be made on or before the Unlegended Shares Delivery Date but is subject to the cooperation of the Subscriber's broker (the so-called DTC participant).

(iii)    The Subscriber, severally and not jointly, agrees that the removal of the restrictive legend from certificates representing the Shares, as applicable, as set forth in this section is predicated upon the Company's reliance that the Subscriber will sell any Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

8.    Miscellaneous.

(a)    Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) delivered by reputable overnight courier service with charges prepaid, or (iii) transmitted by fax, addressed, if to the Company, to Chief Financial Officer, EuroSite Power Inc., 45 First Avenue, Waltham, MA 02451, fax: (781) 622-1027, and if to the Subscriber, at the address set forth on the signature pages hereto or to such other address as such party shall have specified most recently by written notice.

(b)    Amendments; Waivers.
    No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Subscriber. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

(c)    Placement Agent. In consideration for acting as placement agent in connection with the sale of the Units hereunder, Scarsdale Equities LLC shall receive (i) a commission of 6.5% of the Purchase Price, (ii) reimbursement for out-of-pocket expenses, and (iii) __________ warrants, exercisable at $1.00 per share (subject to adjustment) for one year from the date hereof, with registration rights for the underlying warrant shares.

(d)    Legal Fees. Each party shall pay its own legal fees and expenses in connection with the transactions contemplated by this Agreement.

(e)    Entire Agreement; Assignment. This Agreement, the Warrant, and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof. Neither the Company nor the Subscriber have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of either party shall be assigned by that party without prior notice to and the written consent of the other party.

(e)     Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. Signatures to this Agreement may be delivered by fax or by scan/email.

(f)    Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Massachusetts or in the federal courts located in Massachusetts. The parties and the individuals executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury.

(g)    Independent Nature of Subscriber's Obligations and Rights. The obligations of the Subscriber hereunder are several and not joint with the obligations of any other subscriber to the Company's securities, and no such subscriber shall be responsible in any way for the performance of the obligations of any other hereunder.

(h)    Equitable Adjustment. The Units and the Purchase Price Per Unit shall be equitably adjusted to offset the effect of stock splits, stock dividends, and distributions of property or equity interests of the Company to its shareholders prior to the Closing.

[Signature page immediately follows.]

EuroSite Power Inc.
Signature Page to Subscription Agreement
Dated November 21, 2012

Please acknowledge your acceptance of the foregoing Subscription Agreement on the date set forth above by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

EUROSITE POWER INC.

By:_________________________________
Name:
Title:

AGREED AND ACCEPTED:

SUBSCRIBER:

U.S. $1.00
Per Unit Purchase Price	Subscriber's name
U.S. $
Aggregate dollar amount being purchased
Subscriber's signature
Title of signatory, if Subscriber is an entity

Address of the Subscriber

Email address: _________________________

Fax number: _________________________
U.S. Tax ID # (if any): ___________________

Exhibit A

THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED OR QUALIFIED FOR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY STATE SECURITIES LAWS WHICH MAY BE APPLICABLE. THE COMPANY MAY REQUIRE AN OPINION OF COUNSEL BEFORE IT EFFECTS ANY TRANSFER ON ITS BOOKS AND RECORDS OF THIS WARRANT OR THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF.

WARRANT TO PURCHASE
SHARES OF COMMON STOCK
OF
EUROSITE POWER INC.

Key Terms/Definitions:

“Company”:	EuroSite Power Inc., a Delaware corporation
“Holder”:
“Common Stock”:	Common Stock, $.001 par value per share of the Company
Number of shares of Common Stock issuable on exercise of Warrant (subject to adjustment):	___________ shares
Price paid to purchase Warrant:	$—
“Exercise Price” per share of Common Stock (subject to adjustment):	$1.00
“Expiration Date”:	November 21, 2013

THIS IS TO CERTIFY that, for value received and subject to the provisions hereinafter set forth, that the Holder, or permitted assigns, is entitled to purchase from the Company at any time on or after the date hereof and on or before the Expiration Date the number of shares of Common Stock set forth in the table above, subject to the terms, provisions and conditions hereinafter set forth, at the Exercise Price per share.

The Company shall give the Holder written notice of the pendency of the Expiration Date at least 10 days, but not more than 60 days, prior to the Expiration Date. If the Company fails to serve the Expiration Notice upon the Holder within the required time period, the Expiration Date shall be deemed to have been extended and this Warrant shall continue to be exercisable by the Holder until 10 days after the Company delivers a delinquent Expiration Notice to the Holder referencing the new, extended Expiration Date.

Tender of the price paid to purchase this Warrant shall be made by delivery of a personal or bank check payable to the Company or by wire transfer to the Company's designated bank account, together with one executed copy of this Warrant.

SECTION 1.    EXERCISE OF WARRANT
This Warrant may be exercised in whole or in part at any time by the surrender of this Warrant (with the subscription form at the end hereof duly completed and executed) at the principal office of the Company and upon payment to the Company of the aggregate Exercise Price for the shares being purchased. Any such payment shall be by check payable to the order of the Company or by wire transfer to the Company's designated bank account.

Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a public offering or sale of the Company, the exercise of any portion of this Warrant may, at the election of the Holder, be conditioned upon the consummation of the public offering or sale of the Company, in which case such exercise shall not be deemed to be effective concurrently with the consummation of such transaction.

If this Warrant is exercised in respect of less than all of the shares of Common Stock at the time purchasable hereunder, the Holder shall be entitled to receive a new Warrant of like tenor to this Warrant covering the number of shares in respect of which this Warrant shall not have been exercised.

The Common Stock issuable upon the exercise of this Warrant shall be deemed to have been issued to the Holder at the time of such exercise, and the Holder shall be deemed for all purposes to have become the record holder of the Common Stock at such time. Certificates for shares of the Common Stock purchased upon exercise or partial exercise of this Warrant shall be delivered by the Company to Holder within five business days after the date of exercise.

This Warrant and all rights and options hereunder shall expire on the Expiration Date (as the same may be modified as provided herein), and shall be wholly null and void to the extent this Warrant is not exercised before it expires.

SECTION 2.    RESERVATION
The Company will at all times prior to the Expiration Date reserve and keep available such number of authorized shares of its Common Stock solely for the purpose of issuance upon the exercise of the rights represented by this Warrant as herein provided for, as may at any time be issuable upon the exercise of this Warrant.

SECTION 3.    STOCK DIVIDENDS, ETC.
The per share Exercise Price and the number of shares deliverable hereunder shall be adjusted as hereinafter set forth:

Section 3.1. Stock Dividends, Subdivisions and Combinations. In case after the date hereof the Company shall:

(a)    take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Common Stock, or

(b)    subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

(c)    combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then the per share Exercise Price shall be adjusted, for the purpose of preserving the economic value of this Warrant, to the price determined by multiplying the per share Exercise Price in effect immediately prior to such subdivision or combination or the taking of a record of holders in respect of such payment or distribution, as the case may be (each, a “Triggering Event”) by a fraction (i) the numerator of which shall be the total number of outstanding shares of Common Stock of the Company immediately prior to such Triggering Event, and (ii) the denominator of which shall be the total number of outstanding shares of Common Stock of the Company immediately after such Triggering Event.

Section 3.2.    Adjustment of Number of Shares Purchasable. Upon each adjustment of the per share Exercise Price, the number of shares of Common Stock subsequently purchasable hereunder shall be an amount equal to the quotient derived by dividing the aggregate Exercise Price in effect immediately before such adjustment by the per share Exercise Price in effect immediately following such adjustment or readjustment.
Section 3.3.    Notice of Adjustments. Whenever the per share Exercise Price or number of shares deliverable upon exercise of this Warrant shall be adjusted pursuant to this Section 3, the Company shall promptly prepare a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer of the Company setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company made any determination hereunder), and shall promptly cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Holder.
SECTION 4.    MERGERS, CONSOLIDATIONS, SALES
In the case of any consolidation or merger of the Company with another entity (regardless of whether the Company is the surviving entity), or the sale of all or substantially all of its assets to another entity, or any reorganization or reclassification of the Common Stock or other equity securities of the Company, then, as a condition of such consolidation, merger, sale, reorganization or reclassification, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore purchasable hereunder, such shares of stock, securities or assets (including, without limitation, cash), if any, as may (by virtue of such consolidation, merger, sale, reorganization or reclassification) be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore so purchasable hereunder had such consolidation, merger, sale, reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon exercise of this Warrant. The Company shall not effect any such consolidation, merger or sale unless (a) the Company provides the holder hereof with not less than 10 days prior written notice of such consolidation, merger or sale (provided that the failure to give such notice shall not affect the validity of such corporate event), and (b) prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes, by written instrument, the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.
SECTION 5.    DISSOLUTION OR LIQUIDATION

If the Company declares or pays a dividend upon the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles, consistently applied) except for a stock dividend payable in shares of Common Stock (a “Liquidating Dividend”), then the Company shall pay to the Holder at the time of payment thereof the Liquidating Dividend which would have been paid to such holder on the Common Stock had this Warrant been fully exercised immediately prior to the date on which a record is taken for such Liquidating Dividend, or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.
SECTION 6.    NOTICE OF DIVIDENDS; PAYMENTS
If the Board of Directors of the Company shall declare any dividend or other distribution on any class of its Common Stock except by way of a stock dividend payable in Common Stock on its Common Stock, the Company shall mail notice thereof to the Holder not less than 10 days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution, and the Holder shall be entitled to receive, as a consent fee, cash or other property from the Company in an amount and of the same type (cash or property) equal to that which the holder would have been entitled to receive if the unexercised portion hereof had been exercised as of the record date of such dividend or distribution.
SECTION 7.    NO FRACTIONAL SHARES

No fractional shares shall be issued upon the exercise of this Warrant under any circumstances.
SECTION 8.    FULLY PAID STOCK
The Company covenants and agrees to take all such actions necessary to ensure that the shares of stock represented by each and every certificate for its Common Stock to be delivered on the exercise of the purchase rights herein provided for shall, at the time of such delivery, be validly issued and outstanding and be fully paid and nonassessable. In addition, the Company shall take all such actions as may be necessary to ensure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any trading market or securities exchange upon which shares of Common Stock may be listed.
SECTION 9.    CLOSING OF TRANSFER BOOKS
The right to exercise this Warrant shall not be suspended during any period that the stock transfer books of the Company for its Common Stock may be closed. The Company shall not be required, however, to deliver certificates of its Common Stock upon such exercise while such books are duly closed for any purpose, but the Company may postpone the delivery of the certificates for the Common Stock until the opening of such books, and they shall, in such case, be delivered forthwith upon the opening thereof, or as soon as practicable thereafter.
SECTION 10.    RESTRICTIONS ON TRANSFERABILITY OF WARRANTS AND SHARES;     COMPLIANCE WITH LAWS
Notwithstanding anything contained in this Warrant to the contrary, the terms and provisions of this Section 10 of this Warrant remain in full force and effect at all times and shall survive the Expiration Date.
Section 10.1.    In General. This Warrant and the shares of Common Stock issued upon the exercise hereof shall not be transferable except upon the conditions hereinafter referred to, which conditions are intended to ensure compliance with the provisions of the Securities Act of 1933, as amended (or any similar federal statute at the time in effect) (the “Securities Act”), and any applicable state securities laws in respect of the transfer of this Warrant or any such shares. Any attempt to transfer such Warrant or such shares except in accordance with the terms hereof shall, to the extent legally enforceable, be void.
Section 10.2.    Restrictive Legends. Each Warrant and each certificate for shares of Common Stock issued upon the exercise of any Warrant shall bear a customary restrictive legend relating to securities laws compliance until counsel for the Company determines that such legend is no longer legally required. This Warrant and any shares of Common Stock issuable upon exercise hereof may be transferred only in accordance with the provisions of such legend, including the legend set forth on the first page hereof.
Section 10.3.    Accredited Investor. The initial Holder of this Warrant represents that he is an a “accredited investor” as defined in the rules and regulations under the Securities Act.
Section 10.4.    Registration Rights. The Company grants registration rights to the Holder comparable to those granted to the initial Holder of this Warrant as “Subscriber” in Section 7 of the Subscription Agreement entered into on the date hereof, including but not limited to the indemnification provisions, for any shares of Common Stock issuable upon the exercise of the Warrant. The Company shall file with the U.S. Securities and Exchange Commission not later than ninety (90) days after the Closing Date, as such term is defined in the Subscription Agreement, a “shelf” registration statement on an appropriate form (the “Registration Statement”) covering the resale of the shares issuable upon the exercise of the Warrant and shall use its commercially reasonable best efforts to cause the Registration Statement to be declared effective as soon as practicable. The registration rights contained in this Section 10.4 are freely assignable by the Holder in connection with a permitted transfer of this Warrant or any shares issuable upon the exercise of the Warrant.
SECTION 11.    PARTIAL EXERCISE AND PARTIAL ASSIGNMENT

If this Warrant is exercised in part only, the holder hereof shall be entitled to receive a new Warrant covering the number of shares in respect of which this Warrant shall not have been exercised as provided in Section 1. If this Warrant is partially assigned, this Warrant shall be surrendered at the principal office of the Company (with the partial assignment form at the end hereof duly executed), and thereupon a new Warrant shall be issued to the Holder covering the number of shares not assigned and setting forth the proportionate aggregate Exercise Price applicable to such shares not assigned. The assignee of such partial assignment of this Warrant shall also be entitled to receive a new Warrant of like tenor to this Warrant covering the number of shares so assigned and setting forth the proportionate aggregate Exercise Price applicable to such assigned shares. If this Warrant is assigned in full, this Warrant shall be surrendered at the principal office of the Company (with the full assignment form at the end hereof duly executed), and thereupon a new Warrant of like tenor to this Warrant shall be issued to the assignee covering the number of shares of Common Stock then issuable upon exercise of this Warrant.
SECTION 12.     WARRANT DENOMINATIONS
Warrants are issuable or transferable in the denomination of 1,000 shares or any integral multiple thereof (as nearly as may be practicable and subject to required adjustments hereunder), and the Warrants of each denomination are interchangeable upon surrender thereof at the office of the Company for Warrants of other denominations, but aggregating the same number of shares as the Warrants so surrendered. All Warrants will be dated the same date as this Warrant.
SECTION 13.    LOST, STOLEN WARRANTS, ETC.
In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company may issue a new Warrant of like date, tenor and denomination and deliver the same in exchange and substitution for and upon surrender and cancellation of the mutilated Warrant, or in lieu of the Warrant lost, stolen or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft or destruction of such Warrant, and upon receipt of indemnity satisfactory to the Company. All warrants hereafter issued in exchange or substitution for this Warrant shall be substantially in the form hereof.
SECTION 14.    WARRANT HOLDER RIGHTS
This Warrant does not confer upon the holder hereof any right to vote or to consent or to receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof as hereinbefore provided.
SECTION 15.    SEVERABILITY
Should any part of this Warrant for any reason be declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in force and effect as if this Warrant had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties hereto that they would have executed and accepted the remaining portion of this Warrant without including therein any such part, parts or portion which may, for any reason, be hereafter declared invalid.
SECTION 16.    GOVERNING LAW
This Warrant shall be governed by the laws of the State of Delaware.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by a duly authorized officer.

Dated: November 21, 2012
EUROSITE POWER INC.

By: ____________________________
Anthony S. Loumidis
Chief Financial Officer

The initial Warrant Holder hereby confirms
the representations and covenants contained
in Section 10:

___________________________________

SUBSCRIPTION

EUROSITE POWER INC.
The undersigned,____________________________, pursuant to the provisions of the within Warrant, hereby elects to exercise said Warrant for ___________ shares of Common Stock of EuroSite Power Inc. covered by the within Warrant.

Printed Name of Holder:

Signature:_________________________________

Title (if signing on behalf of the Holder):

Address:

Dated:

FULL ASSIGNMENT
FOR VALUE RECEIVED, ____________________________ hereby sells, assigns and transfers unto_________________________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint ___________________________, attorney, to transfer the said Warrant on the books of the within-named Company.

______________________________
Assignor

Dated: ________________________

PARTIAL ASSIGNMENT
FOR VALUE RECEIVED _________________________ hereby sells, assigns and transfers unto _________________________ that portion of the within Warrant and the rights evidenced thereby which will on the date hereof entitle the holder to purchase __________ shares of Common Stock of EuroSite Power Inc. and irrevocably constitutes and appoints ___________________________, attorney, to transfer that part of the said Warrant on the books of the within-named Company.

______________________________
Assignor

Dated_________________________